Exhibit 99.2 UMB Acquisition of Heartland Financial Strategically Compelling, Financially Attractive UMB Financial Corporation April 29, 2024

Cautionary Note Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Any statements about UMB Financial Corporation’s (“UMB”), Heartland Financial USA, Inc.’s (“Heartland” or “HTLF”) or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are generally identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the business combination transaction between UMB and HTLF (the “Transaction”), including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected. In addition to factors previously disclosed in UMB’s and HTLF’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”), the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between UMB and HTLF; the outcome of any legal proceedings that may be instituted against UMB or HTLF; the possibility that the Transaction does not close when expected or at all because required regulatory, shareholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction); the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which UMB and HTLF operate; the ability to promptly and effectively integrate the businesses of UMB and HTLF; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of UMB’s or HTLF’s customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction; the dilution caused by UMB’s issuance of additional shares of its capital stock in connection with the Transaction; and the diversion of management’s attention and time from ongoing business operations and opportunities on merger-related matters. These factors are not necessarily all of the factors that could cause UMB’s, HTLF’s or the combined company’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm UMB’s, HTLF’s or the combined company’s results. All forward-looking statements attributable to UMB, HTLF, or the combined company, or persons acting on UMB’s or HTLF’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and UMB and HTLF do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If UMB or HTLF update one or more forward-looking statements, no inference should be drawn that UMB or HTLF will make additional updates with respect to those or other forward-looking statements. Further information regarding UMB, HTLF and factors which could affect the forward-looking statements contained herein can be found in UMB’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (and which is available at on the SEC’s archive site, here, and its other filings with the SEC, and in HTLF’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (and which is available here, and its other filings with the SEC. Market and Industry Data. Unless otherwise indicated, market data and certain industry forecast data used in this presentation were obtained from internal reports, where appropriate, as well as third party sources and other publicly available information. Data regarding the industries in which the Company competes, its market position and market share within these industries are inherently imprecise and are subject to significant business, economic and competitive uncertainties beyond the Company’s control. In addition, assumptions and estimates of the Company and its industries’ future performance are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause future performance to differ materially from assumptions and estimates. HTLF Data. Unless otherwise indicated, data about HTLF provided in this presentation, including financial information, has been obtained from HTLF management and its public filings with the Securities and Exchange Commission. Pro Forma Forward-Looking Data. Neither our nor HTLF’s independent registered public accounting firms have studied, reviewed or performed any procedures with respect to the pro forma forward-looking financial data for the purpose of inclusion in this presentation, and, accordingly, neither have expressed an opinion or provided any form of assurance with respect thereto for the purpose of this presentation. These pro forma forward-looking financial data are for illustrative purposes only and should not be relied on as necessarily being indicative of future results. The assumptions and estimates underlying the pro forma forward-looking financial data are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information, including those in the “Forward-Looking Statements” disclaimer above. Pro forma forward-looking financial data is inherently uncertain due to a number of factors outside of our or HTLF’s control. Accordingly, there can be no assurance that the prospective results are indicative of future performance of the combined company after the proposed acquisition or that actual results will not differ materially from those presented in the pro forma forward-looking financial data. Inclusion of pro forma forward-looking financial data in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Non-GAAP Financial Measures. This presentation includes certain financial measures derived from consolidated financial data but not presented in accordance with U.S. generally accepted accounting principles (“GAAP”), including adjusted return on average tangible common equity (“ROATCE ), adjusted return on average assets (“ROAA”) and tangible book value (“TBV”). The Company believes that these non-GAAP measures, when taken together with its financial results presented in accordance with GAAP, provide meaningful supplemental information regarding its operating performance and facilitate internal comparisons of its historical operating performance on a more consistent basis. These non-GAAP financial measures however are subject to inherent limitations, may not be comparable to similarly titled measures used by other companies and should not be considered in isolation or as an alternative to GAAP measures. Please refer to the Appendix for reconciliations of the non-GAAP financial measures to their most directly comparable GAAP financial measures. 2

Accelerates UMB's Organic Growth Strategically & Financially

UMB

Significant Scale in Attractive Markets	Enhances scale, creating an estimated ~$65B asset multi-regional champion (1)
	Increases density in existing markets (Denver, Phoenix, Kansas City)
	Expands into attractive new geographies (West Texas, New Mexico, Iowa, Illinois (2), Wisconsin, California, and Minnesota)
Complementary Combination	Shared values with strong, conservative credit culture
	Further diversifies business model with granular core deposit base
	Accelerates retail banking and small business lending initiatives, nearly doubling UMB's retail presence
	Financially attractive using conservative assumptions
Well Positioned for Profitable Growth	Drives growth and profitability, with the potential to enhance ROATCE (1) (3) by ~800bps+ and generate excess capital for growth
	Scales Wealth Management (expected to increase AUM / AUA by ~31% (1)) and other opportunities for meaningful revenue synergies (Treasury Services, SBA)
	Continued low Loan-to-Deposit ratio of 67% positions UMB for growth

Financial information as of 03/31/24. (1) Pro Forma data is subject to various assumptions and uncertainties. See disclaimer "Pro Forma Forward-Looking Statements"; (2) UMB's branch locations in Illinois are part of St. Louis MSA; (3) ROATCE represents 2025E with fully phased-in pre-tax cost savings of $124mm and shown as if transaction closed on 10/1/25 for illustrative purposes.

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Attractive Transaction Creates a ~$65B Asset Regional Champion Pro Forma Metrics $64.5B $21.2B Assets Wealth AUM/AUA $6.2B 13 (5) Market Cap Total States (4) Heartland: 107 $52.2B $35.0B UMB: 90 Deposits Loans Pro Forma: 197 Attractive Deal Pricing & Financial Metrics UMB Transaction (2)(3) EPS Accretion 31% Multiple Multiple (3) P/E 2025 9.7x 10.8x Earnback (Years) 3.1 P/E 2025 (5) 6.7x -- CET1 at Close ~10% (1) w / Cost Savings (6) P/TBV 1.53x 1.41x Internal Rate of Return ~20% Does not include RMB branch sale gain Financial information as of 03/31/24. Market data as of 04/26/24. Pro Forma data is subject to various assumptions and uncertainties. See disclaimer “Pro Forma Forward-Looking Statements”; (1) Reflects fully phased-in run-rate pre-tax cost savings of $124mm; (2) EPS accretion assumes transaction close on 1/1/25 based on analyst consensus; (3) Inclusive of rate marks; (4) Excludes Rocky Mountain Bank Branches; (5) Includes $210mm of forward equity issuance at $75.00 per share prior to underwriting discount; (6) Non-GAAP measure. See reconciliations. 4

Transaction Structure ▪ 100% stock consideration Transaction ▪ Fixed exchange ratio 0.55x UMB shares for each HTLF share Structure ▪ Ownership : 64.9% UMB | 31.4% HTLF | 3.7% Equity raise investors (1) ▪ Deal value of $2.0B, $45.74 per HTLF share; equivalent to 28.1% premium (1) ▪ Price / 2025E Consensus EPS of 9.7x Transaction Value (1) (2) ▪ Price / 2025E Consensus EPS with cost savings of 6.7x (1) ▪ Price / Tangible Book Value Per Share of 1.53x ▪ $210mm of common equity priced at $75.00 per share Equity ▪ UMB utilized a forward settlement mechanism to provide flexibility around settlement amount and date; Raise valid for up to 18 months Board of ▪ Post-closing, the UMB Board will have 16 members; 11 UMB directors and 5 Heartland directors Directors and ▪ No change to the UMB executive leadership team Management ▪ Approval of UMB shareholders and HTLF stockholders required Approvals & ▪ Customary regulatory approvals Timing ▪ Anticipated closing in the first quarter of 2025 Financial information as of 03/31/24. Market data as of 04/26/24. (1) Based on HTLF share price as of 4/26/2024; (2) Assumes fully phased-in run-rate pre-tax cost savings of $124mm. 5

Positions UMB for Future Growth
Enhanced Profitability & Capital Generation

UMB

Comparison with $20B - $100B Asset Banks



Median
Top Quartile
ROATCE (2025E)
19.6%
Pro Forma
13.9%
12.7%
Fee Income (2025E)
29.8%
Pro Forma
22.3%
17.5%
Loan-to-Deposit (Q4'23)
67.1%(5)
Pro Forma
78.1%
85.4%

By the Numbers, Projected:

- Common Equity Tier 1 of ~10% at Close of Transaction (1)
- Strong Core Earnings Power: Net Income + Cost Savings = $0.7B (2)
- ~$0.7B of Interest Rate Marks Representing ~135bps of Capital to Accrete Through Earnings (3)
- ~$10B of Excess Deposit Capacity vs Peer Loan-to-Deposit Median
- Pro Forma $0.7B of Diversified Fee Income (4)

Market data as of 04/26/24. Includes 42 US publicly-traded banks with $20B-$100B in assets;. Metrics reflect fully phased-in run-rate pre-tax cost savings of $124mm. Pro Forma data is subject to various assumptions and uncertainties. See disclaimer "Pro Forma Forward-Looking Statements". (1) Assumes $210mm of equity issuance; (2) Represents UMB and Heartland consensus 2025E net income plus cost savings; (3) Reflects combined post-tax rate marks flowing through earnings post-close, divided by RWAs at close; (4) Reflects financial information for Q1'24 annualized. Excludes gain / loss on securities; (5) Pro Forma L/D from financial information as of Q1'24.

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About Heartland

UMB

Company Overview

- **Heartland Financial USA (NASDAQ: HTLF)**
- **Year Established:** 1981
- **Headquarters:** Denver, CO
- **107 Branches:** [1] Located across the Midwest, West & Southwest Regions

Business Highlights

- Community-focused banking model with a broad footprint that both enhances profitable growth strategies as well as diversifies risk
- Provides a wide range of commercial, small business and consumer banking services to businesses, including public sector and non-profit entities, and to individuals
- Top 10 deposit market share in 19 of the 36 MSAs in which they operate [2]
- For more than 40 years, Heartland has increased or maintained their quarterly common dividend
- Ample liquidity with loan-to-deposit ratio of 74%

HTLF

Strength. Insight. Growth.

Total Assets **$19.1B**	Total Deposits [1] **$15.3B**
Total Loans HFI **$11.6B**	ROAA [4] [5] **1.13%**
NIM **3.52%**	ROATCE [4] [5] **17.4%**
Yield on Loans **6.63%**	Cost of Deposits **2.11%**
NCOs / Avg. Loans **0.08%**	LLR / Gross Loans **1.06%**

Recognition of Excellence

Greenwich CX Leader 2022

Greenwich Award
Six Heartland brands named '22 Customer Experience Leaders [3]

Forbes 2023 AMERICA'S BEST BANKS

Forbes America's Best Banks 2023
Named for 7th consecutive year

NILSON REPORT

Nilson Report
Ranked Heartland among top U.S. commercial credit card issuers for 8th consecutive year

Financial data as of, or for the quarter ended, 03/31/24. (1) Excludes Rocky Mountain Bank branches; (2) Deposit information as of 06/30/23, FDIC Deposit Market Share; (3) Named as '22 Customer Experience Leaders in US Commercial Small Business or Middle Market Banking; (4) Adjusted for gain/(loss) from sale of securities, gain/(loss) on sales/valuations of assets, acquisition, integration and restructuring costs and FDIC special assessment; (5) Non-GAAP measure. See reconciliations.

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Heartland: Footprint & Brands Branches in Select MSAs Announced sale of Rocky Mountain Bank branches in February 2024 (9 Branches, $363M Loans, $594M Deposits) Phoenix, AZ Rockford, IL Arizona Bank & Trust Illinois Bank & Trust 7 Branches 5 Branches $1.5B in Deposits $1.5B in Deposits Albuquerque, NM Lubbock, TX New Mexico Bank & Trust First Bank & Trust Texas 9 Branches 9 Branches $1.4B in Deposits $1.1B in Deposits CA; Central Valley, Central Coast Kansas City Premier Valley Bank Bank of Blue Valley 7 Branches 6 Branches $1.0B in Deposits $753M in Deposits Denver, CO Dubuque, IA Milwaukee, WI; Madison, WI Minneapolis, MN Citywide Banks Dubuque Bank & Trust Wisconsin Bank & Trust Minnesota Bank & Trust 15 Branches 6 Branches 5 Branches 2 Branches $4.3B in Deposits $1.7B in Deposits $752M in Deposits $543M in Deposits Headquarters Location Operations Center Location Source: S&P Capital IQ, Heartland Management. Note: MSA deposit data generated from S&P Capital IQ based on the FDIC Summary of Deposits data study as of 6/30/23. 8

Builds Presence in the Midwest and Southwest – New & Enhanced Markets

UMB

85%+ of Pro Forma Deposits in Markets With a Top 10 Rank [1]

		Market		Demographics				Deposits					
		UMB	HTLF	2024 Population	'24-'29E Population	2024 Median	Total Market Deposits	UMB	HTLF	Pro Forma			
								Deposits	Deposits	Deposits	% of	Market	Market
	State	Current Footprint		(000s)	Growth	HHI ($)	($mm)	($mm)	($mm)	($mm)	Franchise	Rank	Share (%)
Shared Markets	Missouri	✓	✓	6,201	1.7%	$68,010	$231,631	$26,637	$32	$26,669	52.3%	2	11.5%
Shared Markets	Colorado	✓	✓	5,928	4.4	90,555	186,727	2,468	4,520	6,988	13.7	5	3.7
Shared Markets	Kansas	✓	✓	2,946	1.2	71,300	98,643	2,118	898	3,016	5.9	7	3.1
Shared Markets	Arizona	✓	✓	7,486	3.5	74,483	208,252	1,423	1,486	2,909	5.7	10	1.4
Shared Markets	Texas	✓	✓	30,665	4.7	73,203	1,104,099	483	1,970	2,454	4.8	43	0.2
Additional HTLF Markets [2]	New Mexico		✓	2,118	0.9%	$61,656	$43,727	$--	$2,366	$2,366	4.6%	4	5.4%
Additional HTLF Markets [2]	Iowa		✓	3,217	2.0	73,122	113,201	--	1,718	1,718	3.4	14	1.5
Additional HTLF Markets [2]	Illinois [3]		✓	12,526	(0.4)	79,180	666,216	162	1,599	1,761	3.5	31	0.3
Additional HTLF Markets [2]	Wisconsin		✓	5,919	1.6	74,195	192,873	--	1,150	1,150	2.3	25	0.6
Additional HTLF Markets [2]	California		✓	39,173	1.1	92,605	1,785,610	--	1,038	1,038	2.0	73	0.1
Additional HTLF Markets [2]	Minnesota		✓	5,760	2.4	86,272	298,300	--	543	543	1.1	50	0.2

Note: Deposit and demographic data generated from S&P Capital IQ based on the FDIC Summary of Deposits data study as of 06/30/23. (1) Represents pro forma deposits in top 10 market ranked MSA markets; (2) Additional markets shown in order of Heartland deposits; (3) UMB's branch locations in Illinois are part of St. Louis MSA. The state of Illinois is therefore considered an additional market.

9

Heartland: Stable & Granular Deposit Base

UMB

HTLF Deposits by Type [1]



Savings 7%
Wholesale / Inst. 7%
Time Deposits 11%
Noninterest Bearing 28%
$15.3B
Money Market 17%
Interest-Bearing Demand 30%

Deposit Diversification [1]

Deposits by Geography [2]



NM 15%
CO 13%
TX 12%
AZ 10%
IL 9%
Other 9%
IA 8%
WI 8%
CA 6%
KS/MO 6%
MN 4%

Deposits by Industry



Healthcare 11%
Public Admin. 10%
Construction 9%
Non-Profit 8%
RE Rental 7%
Manufacturing 7%
Prof. Services 7%
Education 7%
Finance 6%
Wholesale 3%
Retail Trade 3%
Other 22%

Deposit Characteristics

- Deposit Trends [4]
  5-Yr CAGR +11%
- Deposit Costs
  Total Deposits: 2.11%
  Customer Dep.: 1.86% [5]
- 58% Noninterest Bearing and Interest-Bearing Demand Deposits
- Adjusted Uninsured Deposits [6]
  31%
- No geographic market or industry concentration > 15% of total deposits

Source: S&P Capital IQ and Heartland Management. Financial information as of 03/31/24. (1) Pro Forma for sale of Rocky Mountain Bank branches; (2) Deposits by Bank Division; (3) Other includes brokered deposits and Trust MMDA not allocated to a division; (4) 5 years ended 03/31/24; (5) Customer Deposits exclude wholesale and institutional deposits and brokered CDs; (6) Percentage of total deposits as of Q1'24. Estimated uninsured deposits ex. brokered, ICS, and collateralized deposits.

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Heartland: Diverse, Commercially-Focused Loan Portfolio (1) (2) (1) HTLF Loans by Type HTLF Geographic Diversification Cons / Other KS/MO 1-4 Fam 4% 5% CO MN 6% 7% 16% Ag. C&I 7% NM 33% 8% Construction AZ 8% IA 13% $11.6B $11.6B 9% CA Inv. CRE TX 9% 21% 13% Owner-Occ CRE IL WI 21% 10% 10% Key Portfolio Metrics (3) (4) 63% Loan Trends Total Loan Yield Avg. C&I Loan $0.6mm NOO CRE Avg. Loan $1.9M Floating or <1 yr. OO CRE Avg. Loan $1.1M 5-Yr CAGR +10% 1Q’24: 6.63% C&I Utilization 32% Maturity Source: S&P Capital IQ and Heartland Management. Financial information as of 03/31/24. (1) Pro forma for sale of Rocky Mountain Bank branches; (2) Loans by Bank Division; (3) 5 years ended 03/31/24; (4) Based on avg. loans for 1Q’24; Includes AFS and nonaccrual loans; Includes purchase accounting of 0.02%. 11

Heartland: CRE Portfolio Details (1) Pro Forma CRE Regulatory Concentrations Diverse Investor CRE Portfolio (2) Highlights UMB HTLF Pro Forma $1.9mm 4.48 0.00% 189% 181% 186% CRE Concentration Avg. Years to Maturity Avg. Loan Size Nonaccrual 71% 53% 65% C&D Concentration Inv. CRE Portfolio by Property Type Other 7% Office Pro Forma CRE Concentration is Below Regulatory Guidance of 300% 17% Industrial Flex Pro Forma C&D Concentration is Below Regulatory Guidance of 100% 9% Logistics / Dist. 10% Retail 17% (3) Medical Office Loans By State 12% Hospitality Highlights Multifamily 15% 13% $1.5mm 57% 1.50 Avg. LTV of portfolio Avg. Loan Size DSCR Inv. CRE Portfolio by Geography WI1% WI IL AZ 5% IA 2% 5% 5% TX CO 5% CO KS/MO 24% IA 6% 29% 6% TX 8% NM 7% MN KS/MO AZ 9% 7% 11% IL MN NM 10% CA 22% 11% 16% CA 11% Financial information as of 03/31/24. Pro Forma data is subject to various assumptions and uncertainties. See disclaimer “Pro Forma Forward-Looking Statements”. (1) CRE concentration as a percentage of total risk-based capital. (2) Pro forma excludes purchase accounting adjustments; (3) Includes office loans greater than $1 million. Source: S&P Capital IQ, UMB and Heartland Management. 12

Similar Cultures & Complementary Strengths

			UMB	HTLF
Similar Cultures	Long History	Founded	1913	1981
	Geographic Focus	Operating Regions	Midwest, SW, West	Midwest, SW, West
	Business Mix	Loan Mix [1] (Commercial; CRE; Consumer / Other)	 16% 27% 57%	 15% 30% 56%
		Strong Wealth Business	$16.2B AUM / AUA	$5.0B AUM / AUA
	Low Risk Balance Sheet	3Y Avg. NPAs / Loans & OREO [2]	0.24%	0.65%
		3Y Avg. Charge-offs [2]	0.18%	0.09%
	Low-Cost Deposit Base With Capacity	Cost of Deposits	2.67%	2.11%
		3Y Avg. Loan to Deposits [2]	59%	67%
	Serving Local Communities	Non-Profit & Community Groups Supported	300+	125+
		Volunteer Hours	7,680	11,000
Complementary Capabilities	Meaningful Revenue Synergies	Fee Income / Revenue	39%	15%
	Commercial Focus	Average C&I Loan Size [3]	$6.1mm	$0.6mm
	Retail Franchise	Number of Consumer Accounts	267K	237K

Financial information as of 03/31/24. (1) Loan mix from regulatory filings as of 12/31/23. Commercial = C&I, Leases, Owner-Occ. CRE & Farm, Ag., & Financial Inst.; CRE = Inv. CRE, Multifamily & C&D; (2) Avg. over last 3 years ('21-'23); (3) As of 12/31/23, Includes C&I & leases.

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Conservative Credit Cultures Net Charge-Offs / Average Loans (1) Loans 30-89 Days Past Due / Total Loans (2) $20B-$100B Banks Source: S&P Capital IQ, UMB and Heartland management. (1) Nonperforming assets, net of guaranteed loans and guaranteed foreclosed assets, as a percent of the sum of gross loans and foreclosed assets; (2) Represents aggregate data of major exchange traded US banks with $20B-$100B in assets. 14

Meaningful Scale Opportunities with Complementary Business Models + Heartland Contribution Retail / Consumer Banking $1.3B in Loans | $5.6B in Deposits | 169,000+ Clients (1) Wealth Management $5.0B in AUM / AUA | $1.3B in Loans | $5.6B in Deposits Healthcare | Institutional CRE | Complex Commercial | Specialty Lending Acquisition Finance (1) (1) $608mm in Loans | $81mm in Deposits | 300+ Years of Food & Agribusiness Combined Experience Fund Services Commercial Banking $10.8B in Loans | $9.2B in Deposits | 1,000 New Clients in 2023 Corporate & Specialty Trust Capital Markets $7.7mm in Interest Rate Derivatives | $2.3mm in Syndication Fees Institutional Custody Small Business Banking $0.7B in Loans | $1.8B in Deposits | 24,000+ total clients in 2023 4,400+ Total Commercial Customers with Treasury Management Treasury Management Accounts | $18.8mm in 2023 Fee Income 1,800+ Commercial Card Programs | 3,000+ Small Business Card Solutions Card Programs | $25.5mm in 2023 Interchange Income Healthcare Services Source: UMB and Heartland management. Information as of 12/31/23. (1) Financial information as of 03/31/24. 15

Robust & Comprehensive Due Diligence

UMB

Diligence Focus Areas

Focus Points
- Credit & Underwriting
- Operational Risk

Revenue Creating Units
- Commercial Banking
- Consumer Banking
- Private Banking
- Wealth Management
- Treasury & Funding
- Bank Product and Card

Back Office
- Accounting, Tax & Audit
- Tech & Operations
- Human Resources
- Legal, Regulatory And Compliance

Comprehensive Review

- Thorough due diligence has been conducted by the UMB team to develop an understanding of the business model and system capabilities of Heartland
- Every line of business and support service area was responsible for reviewing their own subject matter material and documenting the results of those findings
- Management meetings were held with our counterparts at Heartland to ask questions and gain clarity through the process
- The due diligence process leveraged nearly 300 professionals:
  - 225+ internal bank employees
  - 50+ outside professionals from external audit firms
  - 10+ additional attorneys
- The scope of diligence on Heartland included: (1)
  - ~70% commercial real estate loan portfolio
    - 85% Office loan portfolio
    - 99% criticized CRE loan portfolio
  - ~70% C&I loan portfolio
    - All watchlist loans >$1mm

Source: UMB management team. (1) Represents percentage of total commitment.

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Key Transaction Assumptions

Earnings [1]	▪ Projections based on Wall Street consensus net income estimates until 2025 – grown at 5% thereafter ○ 2025E Net Income: UMB: $378mm; Heartland: $202mm ○ 2025E EPS: UMB: $7.70; Heartland: $4.70
Cost Savings	▪ 27.5% of Heartland's non-interest expense base ($124mm pre-tax run-rate cost savings) ▪ 40% expected to be realized in 2025 (assuming 1Q'25 close) and 100% thereafter
Merger Expenses	▪ $215mm pre-tax one-time restructuring charges ▪ Fully reflected in pro forma TBV dilution at closing
Revenue Synergies	▪ Identified, but not included in announced financial returns
Estimated Credit Marks at Close [2]	▪ $159mm or 1.3% of Heartland's gross loans HFI (equivalent to 1.3x of Heartland's LLR) ▪ Credit mark split between 50% PCD & 50% non-PCD
Estimated Rate Marks at Close [2]	▪ Securities mark down of $94mm for HTM and AFS portfolio, in addition to AOCI losses ▪ Loan rate mark down of $557mm ▪ Debt rate mark down of $64mm [3]
Core Deposit Intangible	▪ 3.4% of Heartland's core deposits; amortized over 10-years using sum-of-years digits

Market data as of 4/26/2024. Pro forma data is subject to various assumptions and uncertainties. See disclaimer "Pro Forma Forward-Looking Statements". (1) Estimates source: S&P Capital IQ and FactSet; (2) Rate marks determined as of 03/31/24 and rolled forward to close estimated at 3/31/25. (3) Inclusive of a $34mm rate mark down on sub. debt and a $30mm rate mark down on trust preferred securities.

17

Powerful Ongoing Capital Generation Combined Earnings + CET1 at Close Interest Rate Marks (1) Cost Savings (2) Combined Earnings: $580.3 (3) Run-Rate Cost Savings: 93.5 ~$0.7bn to Core Earnings Power: $673.8 ~10.1% accrete through (4) (5) (Less) Dividends: (117.8) earnings Core Retained Earnings: $550.0 (6) +115bps CET1 annually +135bps CET1 ($ in millions, except per share amounts) Market data as of 04/26/24. Pro forma data is subject to various assumptions and uncertainties. See disclaimer “Pro Forma Forward-Looking Statements”. (1) Analysis illustratively shown for 1/1/25 close; (2) Includes consensus 2025E net income estimates for UMB and HTLF; (3) Reflects fully phased-in run-rate pre-tax cost savings of $124mm; (4) Based on consensus dividends per share for UMB on pro forma share count; (5) Reflects combined post-tax rate marks flowing through earnings post-close, divided by RWAs at close. (6) Prior to RWA growth, excludes one-time costs. 18

Accelerates UMB's Organic Growth Strategically & Financially

UMB

Significant Scale in Attractive Markets	Enhances scale, creating an estimated ~$65B asset multi-regional champion [(1)] Increases density in existing markets (Denver, Phoenix, Kansas City) Expands into attractive new geographies (West Texas, New Mexico, Iowa, Illinois [(2)], Wisconsin, California, and Minnesota)
Complementary Combination	Shared values with strong, conservative credit culture Further diversifies business model with granular core deposit base Accelerates retail banking and small business lending initiatives, nearly doubling UMB's retail presence Financially attractive using conservative assumptions
Well Positioned for Profitable Growth	Drives growth and profitability, with the potential to enhance ROATCE [(1)] [(3)] by ~800bps+ and generate excess capital for growth Scales Wealth Management (expected to increase AUM / AUA by ~31% [(1)]) and other opportunities for meaningful revenue synergies (Treasury Services, SBA) Continued low Loan-to-Deposit ratio of 67% positions UMB for growth

Financial information as of 03/31/24. (1) Pro Forma data is subject to various assumptions and uncertainties. See disclaimer "Pro Forma Forward-Looking Statements"; (2) UMB's branch locations in Illinois are part of St. Louis MSA; (3) ROATCE represents 2025E with fully phased-in pre-tax cost savings of $124mm and shown as if transaction closed on 10/1/25 for illustrative purposes.

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Appendix

Illustrative Pro Forma Net Income & EPS Accretion Reconciliation (1) Illustrative Fully Phased-In 2025E EPS Accretion 2025E (2) UMBF Net Income $378.1 (2) Heartland Net Income 202.2 Combined Net Income $580.3 (3) Run-Rate Cost Savings $93.5 Rate Marks Accretion 134.5 Non-PCD Fair Value Mark Accretion 14.1 Core Deposit Intangible (64.8) (4) Other Adjustments 2.9 $760.6 Proforma Net Income (5) 75.7 Pro forma Dil. Shares Outstanding (mm) $10.05 Proforma EPS $7.70 UMB EPS Acc / Dil to UMB - $ $2.35 Acc / Dil to UMB - % 30.6% ($ in millions, except per share amounts) Market data as of 04/26/24. Pro forma data is subject to various assumptions and uncertainties. See disclaimer “Pro Forma Forward-Looking Statements”. (1) Analysis illustratively shown for 1/1/25 close; (2) Based on 2025E consensus estimates. Source: S&P Capital IQ and FactSet; (3) Reflects fully phased-in run-rate pre-tax cost savings of $124mm; (4) Includes internal financing costs, projected interest income from capital raise, existing target amortization, and impact due to sale of securities; (5) Assumes $210mm of forward equity issuance at $75.00 per share net of underwriting spread. 21

Tangible Book Value Dilution Reconciliation

UMB

Illustrative Tangible Book Value Dilution [1]

	$ Millions	Shares (mm)	$ per Share
UMB Tangible Book Value at Close (3/31/25)	$3,143.2	48.7	$64.48
Equity Consideration to Heartland	1,975.9	23.5 [3]	
Common Issuance [2]	201.6	2.8	
Total Intangibles Created	(978.4)		
Restructuring Costs	(172.9)		
Credit and Other Adjustments	(110.6)		
UMB Pro Forma TBV at Close	**$4,058.8**	**75.1**	**$54.06**
UMB TBVPS Acc. / (Dil.) - $			**($10.42)**
UMB TBVPS Acc. / (Dil.) - %			**(16.2%)**
TBVPS Earnback - Crossover (yrs)			**3.1**

($ in millions, except per share amounts)

Calculation of Potential Intangibles

	$ Millions
Deal Value	**$1,975.9**
HTLF TBV at Close [1]	$1,519.7
(+) Net Credit Mark	(19.5)
(+) Rate Marks	(390.6)
Adjusted Tangible Book Value [1]	**$1,109.5**
Excess Over Adjusted TBV	$866.4
(-) Core Deposit Intangible Created	457.1
(+) DTL on CDI	112.0
Goodwill Created	**$521.3**
Total Intangibles Created	**$978.4**

Financial information as of 03/31/24. Analysis shown as if transaction closed on 1/1/25 for illustrative purposes. Market data as of 4/26/2024. Pro forma data is subject to various assumptions and uncertainties. See disclaimer "Pro Forma Forward-Looking Statements". (1) Non-GAAP measure. A reconciliation of forward-looking non-GAAP financial measures is not provided, due to the inherent difficulty in forecasting and quantifying certain amounts for such a reconciliation; (2) Assumes $210mm of forward equity issuance at $75.00 per share less underwriting spread; (3) Based on 0.5500x shares of UMB stock for each HTLF share outstanding.

22

Combined Loans and Deposit Mix (1) Pro Forma Multi- Farm, Agri, Multi- Multi- Family Fin Inst. Family Family Farm, Agri, Consumer / Fin Inst. Other Consumer / Other Consumer / Owner- Other Farm, Agri, Occ. CRE Fin Inst. Owner- Occ. CRE C&I C&I C&D Owner- Occ. CRE $23.4B $11.6B $35.0B C&I C&D Yield: 6.64% Yield: 6.63% Yield: 6.64% Investor CRE 1-4 Fam Investor Investor CRE CRE 1-4 Fam 1-4 Fam C&D Jumbo Jumbo Jumbo Time Time Time Retail Now/Other Retail Trans. Accts Retail Now/Other Trans. Accts MMDA Now/Other MMDA Trans. Accts & & Savings MMDA Savings & $36.9B $15.3B $52.2B Savings Cost: 2.60% Cost: 2.11% Cost: 2.51% Demand Demand Demand Loan and deposit mix from regulatory filings as of 12/31/23. Yield and cost metrics as of 3/31/24. (1) Excludes loans & deposits tied to sale of Rocky Mountain Bank Franchise. 23 Deposits Loans

Non-GAAP Reconciliations

UMB

Price / TBV for UMB

	March 31. 2024
Total shareholders' equity (GAAP)	$3,152,816
Less: Intangible assets	
Goodwill	207,385
Other intangibles, net	69,052
Total intangibles, net	276,437
Total tangible shareholders' equity (Non-GAAP)	$2,876,379
Total shares outstanding	48,743,348
Ratio of total tangible shareholders' equity (tangible book value) per share (Non-GAAP)	$59.01
UMB Share price at 04/26/24	$83.17
Price / Tangible Book Value	1.41x

Price / TBV for Heartland

	March 31. 2024
Common stockholders' equity (GAAP)	$1,868,128
Less: Intangible assets	
Goodwill	576,005
Other intangibles, net	16,923
Total intangibles, net	592,928
Total tangible shareholders' equity (Non-GAAP) (1)	$1,275,200
Total shares outstanding	42,783,670
Ratio of total tangible shareholders' equity (tangible book value) per share (Non-GAAP)	$29.81
HTLF Share price at 04/26/24	$35.72
Price / Tangible Book Value	1.20x
Transaction Premium at 04/26/24	28.1%
Transaction P / TBV	1.53x

($ in thousands, except per share amounts)

Adj. ROAA and ROATCE for Heartland

	March 31. 2024
Net Income/(loss)	$51,707
Loss from sale of securities	(58)
(Gain) loss on sales/valuation of assets, net	214
Acquisition, integration and restructuring costs	1,375
FDIC special assessment	2,049
Total adjustments	$3,580
Tax effect of adjustments(2)	(866)
Adjusted earnings	$54,421
Preferred dividends	(2,013)
Adjusted earnings available to common stockholders	$52,408
Core deposit and customer relationship intangibles amortization, net of tax (2)	1,131
Earnings available to common stockholders excluding intangible amortization	$53,539
Average common stockholders' equity (GAAP)	$1,832,959
Less average goodwill	576,005
Less average core deposit and customer relationship intangibles, net	17,641
Average tangible common stockholders' equity (non-GAAP)	$1,239,313
Earnings available to common stockholders excluding intangible amortization	$53,539
Average tangible common stockholders' equity (non-GAAP)	$1,239,313
Annualized adjusted return on average tangible common equity (non-GAAP)	17.4%
Adjusted earnings	$54,421
Average Assets	$19,296,638
Annualized adjusted return on average assets (non-GAAP)	1.13%

Financial information as of 3/31/24. Market data as of 04/26/24. (1) Does not include sale of Rocky Mountain Bank Branches. (2) Tax effect is calculated based on the respective periods' year-to-date effective tax rate excluding the impact of discrete items.

24

Additional Information Additional Information about the Transaction and Where to Find It This presentation does not constitute an offer to buy or sell, or the solicitation of an offer to buy or sell, any securities or a solicitation of any vote or approval. In connection with the Transaction, UMB will file with the SEC a Registration Statement on Form S-4 to register the shares of UMB capital stock to be issued in connection with the Transaction. The Registration Statement will include a joint proxy statement of UMB and HTLF that also constitutes a prospectus of UMB. The definitive joint proxy statement/prospectus will be sent to the shareholders of UMB and stockholders of HTLF seeking their approval of the Transaction and other related matters. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING UMB, HTLF, THE TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by UMB or HTLF through the website maintained by the SEC at http://www.sec.gov or from UMB at its website, www.UMB.com, or from HTLF at its website, www.htlf.com. Documents filed with the SEC by UMB will be available free of charge by accessing the “Investor Relations” page of UMB’s website at www.https://investorrelations.umb.com/overview/default.aspx, or alternatively by directing a request by mail to UMB, Attention: Corporate Secretary, 1010 Grand Boulevard, Kansas City, Missouri 64106, and documents filed with the SEC by HTLF will be available free of charge by accessing HTLF’s website at www.htlf.com under the “Investor Relations” tab or, alternatively, by directing a request by mail to HTLF’s Corporate Secretary, 1800 Larimer Street, Suite 1800, Denver, Colorado 80202. 25

Additional Information Participants in the Solicitation UMB, HTLF, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of UMB and stockholders of HTLF in connection with the Transaction under the rules of the SEC. Information about the interests of the directors and executive officers of UMB and HTLF and other persons who may be deemed to be participants in the solicitation of shareholders of UMB and stockholders of HTLF in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus related to the Transaction, which will be filed with the SEC. Information about the directors and executive officers of UMB and their ownership of UMB common stock is also set forth in the definitive proxy statement for UMB’s 2024 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14A on March 3, 2024 (and which is available here.) Information about the directors and executive officers of UMB, their ownership of UMB common stock, and UMB’s transactions with related persons is set forth in the sections entitled “Directors, Executive Officers and Corporate Governance,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and “Certain Relationships and Related Transactions, and Director Independence” included in UMB’s annual report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 22, 2024 (and which is available at here), and in the sections entitled “Our Board of Directors” and “Stock Owned by Directors, Nominees, and Executive Officers” included in UMB’s definitive proxy statement in connection with its 2024 Annual Meeting of Stockholders, as filed with the SEC on March 3, 2024 (and which is available here.) To the extent holdings of UMB common stock by the directors and executive officers of UMB have changed from the amounts of UMB common stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information about the directors and executive officers of HTLF and their ownership of HTLF common stock can also be found in HTLF’s definitive proxy statement in connection with its 2024 Annual Meeting of Stockholders, as filed with the SEC on April 9, 2024 (and which is available here) and other documents subsequently filed by HTLF with the SEC. Information about the directors and executive officers of HTLF, their ownership of HTLF common stock, and HTLF’s transactions with related persons is set forth in the sections entitled “Directors, Executive Officers and Corporate Governance,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and “Certain Relationships and Related Transactions, and Director Independence” included in HTLF’s Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 23, 2024 (available here), and in the sections entitled “Security Ownership of Certain Beneficial Owners and Management” and “Related Person Transactions” included in HTLF’s definitive proxy statement in connection with its 2024 Annual Meeting of Stockholders, as filed with the SEC on April 9, 2024 (and which is available here.) To the extent holdings of HTLF common stock by the directors and executive officers of HTLF have changed from the amounts of HTLF common stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Free copies of these documents may be obtained as described above. 26